FORM 8-K


                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                               Form 8-K
                            Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report
May 29, 1997

                      FIRST REPUBLIC BANCORP INC.
                      ---------------------------
         (Exact name of registrant as specified in its charter)


      Delaware                      0-15882                 94-2964497
-----------------------           -----------             ------------------
(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                 File Number)            Identification No.)



                            388 Market Street
                         San Francisco, CA  94111
                         ------------------------
           (Address of principal executive office) (Zip Code)


                             (415) 392-1400
                             --------------
          (Registrant's telephone number, including area code)


                             Not applicable
                             --------------
      (Former name, former address, if changed since last report)

FIRST REPUBLIC BANCORP INC.                                         Page 2

Item 5.  Other Events

First Republic Bancorp Inc. hereby files with the Securities and Exchange Commission (the "Commission") its press release, dated May 28, 1997, concerning its announcement that it is no longer pursuing sale of the Company to another party and that it has increased by 500,000 shares its authorized stock repurchase plan.




                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                First Republic Bancorp Inc.
                                (Registrant)



Date: May 29, 1997              -------------------------
                                Willis H. Newton, Jr.
                                Senior Vice President and
                                Chief Financial Officer

FOR IMMEDIATE RELEASE
---------------------

               FIRST REPUBLIC BANCORP INC. SAYS IT WILL NOT PURSUE
                     THE SALE OF CONTROL TO ANOTHER PARTY;
                 ANNOUNCES INCREASE IN STOCK REPURCHASE PROGRAM

                                                     Common Stock Symbol - FRC
                                                    New York/Pacific Exchanges

    San Francisco, California, May 28, 1997 - First Republic Bancorp Inc.
(the "Company") announced today that it has advised its investment banker, Montgomery Securities, to no longer search for strategic alternatives that would result in the acquisition of the Company by another party. First Republic said, however, that it would continue reviewing and assessing the possibility of strategic alliances and the acquisition of other entities.

    The Company also announced that its Board of Directors has increased, by up to an additional 500,000 shares, the number of shares authorized for repurchase from time to time, either in open-market transactions or in block purchases. The Company initiated a stock repurchase program in June 1993. To date, the Company has repurchased an aggregate total of 486,000 shares and there is remaining authorization to repurchase 170,000 shares. The newly authorized shares bring the total authorized repurchase plan to 670,000 shares. The Company presently has 10,030,000 shares issued and outstanding.

    The Company has total assets of $2.2 billion and functions as a direct lender as well as a mortgage banker through its FDIC-insured, Nevada chartered thrift company subsidiary. First Republic Savings Bank provides both loan and deposit services from thirteen locations in San Francisco, Los Angeles, Beverly Hills and San Diego, California and in Las Vegas, Nevada.

For further information call:
Mr. Owen Blicksilver
Principal Communications
875 3rd Avenue
New York, NY 10022
(212)303-7603